UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2011

PS BUSINESS PARKS, INC.
(Exact Name of Registrant as Specified in its Charter)
California	001-10709	95-4300881
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)
701 Western Avenue, Glendale, California		91201-2397
(Address of Principal Executive Offices)		(Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by PS Business Parks, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 4, 2011 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to disclose, as required by SEC regulations, the Company’s determination of the frequency of future shareholder advisory votes regarding the compensation of the Company’s named executive officers. No changes have been made to the Original Filing.

 Item 5.07(d).  Submission of Matters to a Vote of Security Holders

As reported in the Original Filing, at the Company’s 2011 Annual Meeting of Shareholders held on May 2, 2011, the Company’s shareholders approved, on an advisory basis, holding an annual advisory vote regarding the compensation of the Company’s named executive officers. After considering the outcome of the advisory shareholder vote, the Company’s Board of Directors determined that, consistent with the results of the shareholder advisory vote, the Company will conduct an annual advisory vote on the executive compensation program for named executive officers, with the next such vote to be conducted at the Company’s 2012 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 5, 2011

                       PS BUSINESS PARKS, INC.

                      By: /s/ Stephanie Heim
                        Stephanie Heim
                        Vice President